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                                  ONE FUND, INC
                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 2001

                                  March 6, 2002


We have made the following changes to the ONE Fund prospectus:

Under the section entitled ONE Fund's Portfolio Managers on Pages 23 and 24:

         Stephen Komrska and Bret Parrish are no longer responsible for management of any of the portfolios of ONE Fund. Michael Boedeker is now responsible for the management of the Income & Growth, Small Cap and Growth Portfolios in addition to the Income Portfolio.

         Jeffrey Wrona is no longer affiliated with PBA. Gary Pilgrim is now responsible for the management of the Core Growth Portfolio.

Under the section entitled ONE Fund Management on page 22 and under the section entitled Fund Services on page 25:

         ONE Fund's transfer agent, Firstar Mutual Fund Services, LLC, has changed its name to U.S. Bancorp Fund Services, LLC. ONE Fund's custodian, Firstar Bank, N.A. has changed its name to U.S. Bancorp, N.A.